POWER OF ATTORNEY

1.	Appointment of Attorney-in-Fact.  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Remy W. Trafelet, residing in New York, NY, as an authorized representative of 734 Investors, LLC (the "Company"), hereby makes, constitutes and appoints any one of the following individuals as the lawful Attorney-in-Fact of the Company, to perform the acts listed herein:

Ken Smith,           Ft. Myers, Florida
Denise Plair,        Ft. Myers, Florida

2.	Enumeration of Attorney-in-Fact's Powers.  The powers granted to the
Company's Attorney-in-Fact are to prepare, execute, sign and file on the Company's behalf, all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), including without limitation all Forms 3, 4 and 5 in accordance with
Section 16(a) of the Exchange Act, and Schedules 13D, Schedules 13G, Schedules 13E-3, Schedules 14D-1, and any amendments or exhibits thereto, with respect to the securities of Alico, Inc. (the "Issuer").

3.	Full Faith and Credit.  The Securities and Exchange Commission is authorized to give any such filing executed by an Attorney-in-Fact, named herein, full faith and credit.

4.	Duration.  This Power of Attorney will remain in force until written notice of revocation is executed and delivered by the Company.

5.	Signatures of Attorneys-in-Fact.  The signatures of the Attorneys-in-Fact follows:

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of November, 2013.

734 Investors, LLC
By:  734 Agriculture, LLC
Its:  Managing Member

/s/ Remy W. Trafelet
Remy W. Trafelet, Manager


/s/ Ken Smith
Ken Smith

/s/ Denise Plair
Denise Plair


Witness

/s/ George R. Brokaw
George R. Brokaw




POWER OF ATTORNEY

1.	Appointment of Attorney-in-Fact.  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Remy W. Trafelet, residing in New York, NY, as an authorized representative of 734 Agriculture, LLC (the "Company"), hereby makes, constitutes and appoints any one of the following individuals as the lawful Attorney-in-Fact of the Company, to perform the acts listed herein:

Ken Smith,           Ft. Myers, Florida
Denise Plair,        Ft. Myers, Florida

2.	Enumeration of Attorney-in-Fact's Powers.  The powers granted to the
Company's Attorney-in-Fact are to prepare, execute, sign and file on the Company's behalf, all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the "Exchange Act"), including without limitation all Forms 3, 4 and 5 in accordance with
Section 16(a) of the Exchange Act, and Schedules 13D, Schedules 13G, Schedules 13E-3, Schedules 14D-1, and any amendments or exhibits thereto, with respect to the securities of Alico, Inc. (the "Issuer").

3.	Full Faith and Credit.  The Securities and Exchange Commission is authorized to give any such filing executed by an Attorney-in-Fact, named herein, full faith and credit.

4.	Duration.  This Power of Attorney will remain in force until written notice of revocation is executed and delivered by the Company.

5.	Signatures of Attorneys-in-Fact.  The signatures of the Attorneys-in-Fact follows:

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of November, 2013.

734 Agriculture, LLC


/s/ Remy W. Trafelet
Remy W. Trafelet, Manager


/s/ Ken Smith
Ken Smith

/s/ Denise Plair
Denise Plair


Witness
/s/ George R. Brokaw
George R. Brokaw